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                           ABSOLUTE STRATEGIES FUND

                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES

                       Supplement Dated October 30, 2007
                      to Prospectus Dated August 1, 2007

1. ADDITIONAL INVESTMENT STRATEGY TO BE MANAGED BY METROPOLITAN WEST ASSET MANAGEMENT, LLC

Effective October 4, 2007, the Board of Trustees of the Absolute Strategies
Fund approved an amended sub-advisory agreement between Absolute Investment Advisers LLC and Metropolitan West Asset Management, LLC ("MWAM") to reflect the addition of the "distressed debt" investment strategy to be managed by MWAM.

In the section entitled "The Adviser and Sub-Advisers" on page 16 of the Prospectus, the investment strategy immediately after the row commencing, "Metropolitan West Asset Management, LLC" is revised as follows:

   Investment Strategy: Discretionary Fixed Income & Distressed Debt

In the section entitled "Principal Investment Strategies" on pages 2-3 of the Prospectus, the paragraph entitled "Fixed Income, High Yield and Distressed Debt Strategy" is revised as follows:

FIXED INCOME, HIGH YIELD AND DISTRESSED DEBT STRATEGY invests primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield and TIPS (Treasury Inflated - Protected Securities). The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities ("Mortgage Related Securities"). Mortgage Related Securities may also include securities rated below investment grade or unrated, performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings, to those attempting to restructure out of court, to those that are healthy but have short-term cash flow or liquidity problems. The Distressed Debt Strategy may also involve leverage through the use of various derivatives, such as total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return.

In the section entitled "Principal Investment Risks" beginning on page 12 of the Prospectus, the following is added immediately before the paragraph commencing "Portfolio Holdings":

DISTRESSED INVESTMENTS RISK The Fund's distressed debt strategy of investment in securities involving loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the sub-adviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund's original investment. Moreover, because distressed securities have weak or poor financial conditions, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

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2. ADDITION OF GMB CAPITAL MANAGEMENT, LLC

The Board of Trustees of the Forum Funds has approved a new sub-advisory agreement for the Absolute Strategies Fund (the "Fund"). Effective October 4, 2007, the Fund has added GMB CAPITAL MANAGEMENT, LLC ("GMB" or the "Sub-Adviser") as a new sub-adviser to the Fund.

In the section entitled "Sub-Advisers" on page 3 of the Prospectus, GMB is added to the table immediately before the row commencing, "Horizon Asset Management, Inc.":

GMB Capital Management, LLC

In the section entitled "Principal Investment Strategies" on page 3 of the Prospectus, the following strategy, "Global and Emerging Market strategy" is added:

GLOBAL MACRO AND EMERGING MARKET STRATEGY seeks to take advantage of opportunities in a variety of global assets that are believed to have the highest probability of success (long investment) or failure (short investment). Opportunities may include domestic or international and, at times, high-growth emerging markets. Opportunities may also include fixed income, currencies, precious metals or commodities. Sub-Advisers may utilize positions held through individual securities, Exchange Traded Funds ("ETFs"), derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income, currencies and commodities. Sub-Advisers may concentrate investments in a limited number of securities, issuers, industries, or countries.

In the section entitled "The Adviser and Sub-Advisers" on page 15 of the Prospectus, GMB is added to the chart immediately before the row commencing, "Horizon Asset Management, Inc.":

GMB Capital Management, LLC, Ten Post Office Square, Suite 1210, Boston, Massachusetts 02109 Investment Strategy: Global Macro

In addition, the following is added to page 16 of the Prospectus immediately before the paragraph commencing, "Horizon Asset Management, Inc.":

GMB CAPITAL MANAGEMENT, LLC was founded in 2005 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2007, the Sub-Adviser had approximately $105 million of assets under management.

In the section entitled "Principal Investment Risks" on pages 4-5 of the Prospectus, the third indented section in the paragraph beginning "Other principal risks include" is revised as follows:

Investments in emerging securities markets can have more risk than other foreign securities due to greater political and economic uncertainties as well as the fact that information about companies in emerging securities markets may be less readily available than information about companies in developed foreign markets. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs;

In the section entitled "Principal Investment Risks" on pages 4-5 of the Prospectus, the following is added as the last indented section of the paragraph beginning "Other principal risks include":

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

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In the section entitled "Investment Policies" beginning on page 11 of the
Prospectus, the second paragraph is revised as follows:

The Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including investment companies that are advised by on or more Sub-Advisers or their affiliates. Investment companies that the Fund may invest in include shares of ETFs, unit investment trusts ("UITs") and closed-end investment companies. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector or a particular segment of a securities index or market sector.

In the section entitled "Principal Investment Risks" beginning on page 12 of the Prospectus, the following is added immediately before the paragraph commencing "Interest Rate Risk":

EMERGING MARKETS RISK. The Fund may also invest in foreign securities of issuers in countries with emerging securities markets. Investments in such emerging securities markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

In the section entitled "Principal Investment Risks" beginning on page 12 of the Prospectus, the following is added immediately before the paragraph commencing "Portfolio Holdings":

INVESTMENT COMPANY AND ETF RISK. Investments in the securities of other investment companies and ETFs (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Moreover, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940, as amended, and therefore, is not subject to the regulatory scheme of the Investment Company Act of 1940, as amended. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

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3. FEE TABLE

The following is added as the last sentence of footnote number 5 to the Fee Table on page 7 of the Prospectus:

Acquired fund fees and expenses are not included as direct Fund expenses for purposes of the Expense Cap.

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                      PLEASE RETAIN FOR FUTURE REFERENCE.